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                                                                   EXHIBIT 23(b)

                       CONSENT OF INDEPENDENT ACCOUNTANTS

         We hereby consent to the incorporation by reference in this Registration Statement on Form S-8 of our report dated January 30, 1998, except as to Note 15, which is as of March 16, 1998, appearing on page 18 of Firstwave Technologies, Inc.'s Annual Report on Form 10-K for the year ended December 31, 1997.




PRICE WATERHOUSE LLP




Atlanta, Georgia
June 3, 1998